Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 12/31/2009					As of 9/30/2009
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	$8,260	$248	$(341)	$8,167	13.3%	$8,355	$265	$(410)	$8,210	13.6%
Basic Industry	2,304	116	(57)	2,363	3.9%	2,290	115	(71)	2,334	3.8%
Capital Goods	2,995	149	(26)	3,118	5.1%	2,914	170	(32)	3,052	5.0%
Communications	2,817	200	(51)	2,966	4.9%	3,016	222	(63)	3,175	5.2%
Consumer Cyclical	2,589	141	(66)	2,664	4.4%	2,779	166	(67)	2,878	4.7%
Consumer Non-Cyclical	5,568	380	(16)	5,932	9.8%	5,572	484	(10)	6,046	10.0%
Energy	4,251	290	(22)	4,519	7.4%	4,174	312	(20)	4,466	7.4%
Technology	1,121	76	(4)	1,193	2.0%	1,083	86	(5)	1,164	1.9%
Transportation	1,224	85	(15)	1,294	2.1%	1,236	64	(33)	1,267	2.1%
Industrial Other	709	35	(11)	733	1.2%	712	37	(15)	734	1.2%
Utilities	8,941	415	(81)	9,275	15.2%	8,927	532	(71)	9,388	15.6%
ABS
CDO / CLN [1]	735	11	(296)	450	0.7%	736	5	(312)	429	0.7%
CRE CDO	54	-	(24)	30	0.0%	55	-	(26)	29	0.0%
Credit Card	265	9	(9)	265	0.4%	265	13	(12)	266	0.4%
Home Equity	1,099	1	(428)	672	1.1%	1,125	-	(480)	645	1.1%
Manufactured Housing	122	1	(11)	112	0.2%	134	1	(16)	119	0.2%
Auto Loan	220	5	-	225	0.4%	219	4	-	223	0.4%
Other	230	12	(3)	239	0.4%	236	14	(4)	246	0.4%
CMBS
Non-Agency Backed	2,436	49	(354)	2,131	3.5%	2,601	53	(391)	2,263	3.7%
CMOs
Agency Backed	4,494	252	(23)	4,723	7.8%	4,645	308	(22)	4,931	8.1%
Non-Agency Backed	1,697	5	(454)	1,248	2.1%	1,706	5	(492)	1,219	2.0%
Pass Throughs
Agency Backed	2,912	64	(14)	2,962	4.9%	2,387	78	(2)	2,463	4.1%
Non-Agency Backed	69	-	(8)	61	0.1%	126	-	(22)	104	0.2%
Municipals
Taxable	1,900	13	(53)	1,860	3.1%	1,423	54	(15)	1,462	2.4%
Tax-Exempt	35	-	-	35	0.1%	3	-	-	3	0.0%
Government/Gov Agencies
United States	963	85	(14)	1,034	1.7%	979	111	(10)	1,080	1.8%
Foreign	1,345	53	(39)	1,359	2.2%	1,196	66	(27)	1,235	2.0%
Preferred Stock Redeemable & Hybrids	1,402	36	(250)	1,188	2.0%	1,548	21	(334)	1,235	2.0%

AFS - Fixed Maturities	60,757	2,731	(2,670)	60,818	100.0%	60,442	3,186	(2,962)	60,666	100.0%
AFS - Equities	382	21	(125)	278		393	16	(126)	283
Total AFS Securities	61,139	2,752	(2,795)	61,096		60,835	3,202	(3,088)	60,949
Trading Securities [2]	2,342	243	(80)	2,505		2,364	281	(97)	2,548
Total AFS & Trading Securities	$63,481	$2,995	$(2,875)	$63,601		$63,199	$3,483	$(3,185)	$63,497

[1] Includes amortized cost of $600 million as of 12/31/09 and 9/30/2009, related to Credit-Linked Notes. For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.

[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 12/31/2009
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMOs, Pass Throughs	$8,994	$9,172	$7,612	$7,313	$907	$1,211	$475	$648	-	-
ABS - Home Equity	672	1,099	-	-	-	-	249	388	423	711
Total	$9,666	$10,271	$7,612	$7,313	$907	$1,211	$724	$1,036	$423	$711

Rating
AAA	$8,238	$8,028	$7,590	$7,291	$290	$316	$161	$185	$197	$236
AA	186	242	5	5	36	49	121	155	24	33
A	153	207	17	16	44	50	49	66	43	75
BBB	82	136	-	-	34	49	16	30	32	57
BB and below	1,007	1,658	-	1	503	747	377	600	127	310
Total	$9,666	$10,271	$7,612	$7,313	$907	$1,211	$724	$1,036	$423	$711

Origination Year
2004 and prior	$3,672	$3,738	$2,874	$2,725	$305	$353	$279	$355	$214	$305
2005	1,444	1,650	902	861	176	246	210	292	156	251
2006	707	956	319	304	146	195	191	307	51	150
2007	1,597	1,689	1,273	1,190	280	417	44	82	-	-
2008	360	341	360	341	-	-	-	-	-	-
2009	1,886	1,897	1,884	1,892	-	-	-	-	2	5
Total	$9,666	$10,271	$7,612	$7,313	$907	$1,211	$724	$1,036	$423	$711

Note: This table does not include the fair value of trading securities totaling $220 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $220 million in trading securities consisted of $192 million prime, $16 million Alt-A, and $12 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 12/31/2009
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$3,179	$3,078	$3,124	$2,998	$27	$36	$26	$26	$1	$3	$1	$15
2005	1,078	1,107	904	864	14	18	30	32	25	32	105	161
2006	465	499	335	322	-	-	-	-	5	9	125	168
2007	1,553	1,607	1,273	1,190	-	-	5	8	3	5	272	404
2008	360	341	360	341	-	-	-	-	-	-	-	-
2009	1,884	1,892	1,884	1,892	-	-	-	-	-	-	-	-
Total	$8,519	$8,524	$7,880	$7,607	$41	$54	$61	$66	$34	$49	$503	$748

Alt-A

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$279	$355	$129	$145	$84	$109	$42	$56	$9	$20	$15	$25
2005	210	292	21	29	10	13	1	2	7	10	171	238
2006	191	307	11	11	27	33	6	8	-	-	147	255
2007	44	82	-	-	-	-	-	-	-	-	44	82
Total	$724	$1,036	$161	$185	$121	$155	$49	$66	$16	$30	$377	$600

Subprime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$214	$305	$143	$169	$24	$33	$11	$28	$19	$39	$17	$36
2005	156	251	54	67	-	-	32	47	13	18	57	119
2006	51	150	-	-	-	-	-	-	-	-	51	150
2009	2	5	-	-	-	-	-	-	-	-	2	5
Total	$423	$711	$197	$236	$24	$33	$43	$75	$32	$57	$127	$310

Lincoln Financial Group
AFS - ABS - Consumer Loan
As of 12/31/2009
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$464	$459	$239	$239	$225	$220
BBB	26	26	26	26	-	-
Total	$490	$485	$265	$265	$225	$220

[1	]	Additional indirect credit card exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:		This table does not include the fair value of trading securities totaling $2 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $2 million in trading securities were credit card securities.

Lincoln Financial Group
AFS - CMBS
As of 12/31/2009
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	$2,131	$2,436	$2,047	$2,301	$84	$135	-	-
CRE CDOs	30	54	-	-	-	-	30	54
Total	$2,161	$2,490	$2,047	$2,301	$84	$135	$30	$54

Rating
AAA	$1,532	$1,505	$1,474	$1,440	$49	$50	$9	$15
AA	292	329	285	319	7	10	-	-
A	150	238	122	189	9	13	19	36
BBB	109	153	100	130	7	20	2	3
BB and below	78	265	66	223	12	42	-	-
Total	$2,161	$2,490	$2,047	$2,301	$84	$135	$30	$54

Origination Year
2004 and prior	$1,458	$1,552	$1,382	$1,469	$63	$67	$13	$16
2005	408	507	379	432	20	60	9	15
2006	159	261	150	230	1	8	8	23
2007	136	170	136	170	-	-	-	-
Total	$2,161	$2,490	$2,047	$2,301	$84	$135	$30	$54

Note:	This table does not include the fair value of trading securities totaling $83 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $83 million in trading securities consisted of $81 million CMBS and $2 million CRE CDOs.

Lincoln Financial Group
AFS - CMBS
As of 12/31/2009
Amounts in Millions

Total	AAA	AA	A	BBB	BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$1,458	$1,552	$1,061	$1,042	$242	$268	$98	$124	$14	$26	$43	$92
2005	408	507	326	327	18	20	15	30	37	64	12	66
2006	159	261	74	73	20	20	25	63	32	39	8	66
2007	136	170	70	64	11	20	13	20	26	25	16	41
Total	$2,161	$2,490	$1,531	$1,506	$291	$328	$151	$237	$109	$154	$79	$265

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 12/31/2009
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amount	%	State	Amount	%
Office Building	$2,483	34%	CA	$1,476	20%
Industrial	1,907	27%	TX	613	9%
Retail	1,688	24%	MD	426	6%
Apartment	664	9%	FL	324	5%
Hotel/Motel	207	3%	VA	318	4%
Mixed Use	132	2%	TN	308	4%
Other Commercial	97	1%	AZ	301	4%
Total	$7,178	100%	WA	286	4%
			IL	265	4%
			NC	261	4%
			GA	242	3%
Geographic Region	Amount	%	PA	208	3%
Pacific	$1,868	25%	NV	204	3%
South Atlantic	1,712	24%	OH	195	3%
East North Central	723	10%	IN	172	2%
Mountain	706	10%	MA	155	2%
West South Central	648	9%	MN	153	2%
Middle Atlantic	477	7%	NJ	141	2%
East South Central	438	6%	NY	128	2%
West North Central	397	6%	SC	126	2%
New England	209	3%	Below 2%	876	12%
Total	$7,178	100%		$7,178	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 12/31/2009
Amounts in Millions

	Direct	Insured	Total	Total	Total	Total
Monoline Name	Exposure [1]	Bonds [2]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC	$-	$258	$258	$1	$(67)	$192
ASSURED GUARANTY LTD	31	-	31	-	(11)	20
FGIC	-	88	88	-	(33)	55
FSA	-	62	62	-	(4)	58
MBIA	11	157	168	10	(28)	150
MGIC	12	6	18	-	(3)	15
PMI GROUP INC	27	-	27	-	(14)	13
RADIAN GROUP INC	20	-	20	-	(7)	13
XL CAPITAL LTD	72	63	135	23	(8)	150
Total	$173	$634	$807	$34	$(175)	$666

[1	]	Additional direct exposure through Credit Default Swaps with a notional totaling $98 million is excluded from this table.
[2	]	Additional indirect insured exposure through structured securities is excluded from this table. See
"Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:		This table does not include the fair value of trading securities totaling $32 million, which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $32 million in trading securities consisted of $12 million of Direct Exposure and $20 million of Insured Exposure.
This table also excludes insured exposure totaling $13 million for a guaranteed investment tax credit partnership.